Monthly Certificateholder Statement
                             FASCO Auto Trust 1996-1
                     6.65% Class A Asset-Backed Certificates
                    10.00% Class B Asset-Backed Certificates

Distribution Date                                               4/15/97
Collection Period                                               3/97

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among Financial Asset Securities Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,787,309.84

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $390,232.61

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,397,077.23

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $33.00

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.62

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $28.38

           (g)      The  aggregate   amount  of  the  distribution  to  Class  B
                    Certificateholders on the Distribution Date set forth above
                    (given to the Collateral Agent for deposit into the Spread Account)                  $157,047.01

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $30,885.05

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $11,781.30

           (j)      Scheduled Payments due in such Collection Period                                   $2,383,317.62

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,321,846.17

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $74,124,119.67

           (b)      The Class A Certificates Balance as of the close of business on the last day set  forth  above,  after  giving  effect to
                    payments allocated to principal in paragraph A.1.(c) above                        $68,020,836.46

           (c)      The Class B Certificates Balance as of the close of business on the last day set  forth  above,  after  giving  effect to
                    payments allocated to principal in paragraph A.1.(c) above                         $3,580,044.02

           (d)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.8054024

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $144,158.67

           (b)      The aggregate amount of the Standby Fee
                    paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,941.61

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.71

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  2
                           Aggregate Purchase Amount                                                       $9,046.43

     3     Payment Shortfalls.
           (a)      The amount of the Class A Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The  amount of the  Class A  Principal  Carryover  Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

           (c)      The amount of the Class B Interest Carryover shortfall after giving effect to the payments set forth in
                    paragraph A.1. (h) above                                                                   $0.00

           (d)      The  amount of the  Class B  Principal  Carryover  Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (i) above                                                                   $0.00


     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $28,241.27

           (b)      Distributions (to) from Collection Account                                            ($2,669.32)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $153.09

           (d)      Ending Payahead Account Balance                                                       $25,725.04

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $7,160,088.05
                           Spread Account Balance                                                      $7,160,088.05

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($252,323.92)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $19,839.41

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $728,600.19

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                231
                           Aggregate Gross Amount                                                      $3,115,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                213
                           Aggregate Gross Amount                                                      $2,850,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.00%

           (b)      Average Delinquency Ratio                                                                  7.25%

           (c)      Cumulative Default Ratio                                                                   7.38%

           (d)      Cumulative Net Loss Ratio                                                                  2.38%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
FASCO Auto Trust 1996-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00


Inputs
     Gross Collection Proceeds:                                                                         3,165,752.34
     Lock Box NSF Items:                                                                                  (53,958.76)
     Transfers from (to) Payahead Account:                                                                  2,669.32
     Collection Account Interest                                                                           12,314.95
     Payahead Account Interest                                                                                153.09
     Total Collection Proceeds:                                                                         3,126,930.94
     For Distribution Date:                                                                                  4/15/97
     For Determination Date:                                                                                  4/8/97
     For Collection Period:                                                                                     3/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 74,124,119.67
                                  Principal portion of payments collected (non-prepayments)                             1,028,481.19
                                  Prepayments in full allocable to principal                                              475,296.00
                           Collections allocable to principal                                           1,503,777.19
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    281,815.38
                           Purchase Amounts allocable to principal                                          9,046.43
                                                                                                  -------------------
                    Total Principal                                                                     1,794,639.00

                    Realized Losses                                                                       728,600.19
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    71,600,880.48

           Interest
                           Collections allocable to interest                                            1,293,364.98
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       26,458.92
                                                                                                  -------------------
                    Total Interest                                                                      1,319,823.90


     Certificate Information
           Beginning of Period Class A Principal Balance                                               70,417,913.69
           Beginning of Period Class B Principal Balance                                                3,706,205.98

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,412,411.97
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           20,618.47
           Aggregate Payahead Balance                                                                      25,571.95
           Aggregate Payahead Balance for preceding Distribution Date                                      28,241.27
           Interest Earned on Payahead Balances                                                               153.09
           Scheduled Payments due in Collection Period                                                  2,383,317.62
           Scheduled Payments collected in Collection Period                                            2,321,846.17
           Aggregate Amount of Realized Losses for preceding Distribution Date                            728,600.19

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                               231    3,115,000.00
           60+ days delinquent                                                                                   213    2,850,000.00


     Purchased Receivables                                                                                              Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                   2        9,046.43

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       5,965,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                           9,046.43
                    Receivables as of the close of business on the last
                    day  of  the  related   Collection   Period  and  that  were
                    delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         790,814.10
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           7.26%
           Delinquency Ratio for third preceding Determination Date                                            7.48%

           Cumulative Defaults for preceding Determination Date                                         5,774,331.00

           Cumulative Net Losses for preceding Determination Date                                       1,412,216.00


           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,797,142.17
                           Liquidation Proceeds                                                           281,815.38
                           Recoveries                                                                      26,458.92
                           Purchase Amounts                                                                 9,046.43
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                     12,314.95
                           Investment earnings from Payahead Account                                          153.09
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,126,930.94


     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,028,481.19
                           Prepayments in full allocable to principal                                     475,296.00
                           Principal Balance of Liquidated Receivables                                  1,010,415.57
                           Purchase Amounts allocable to principal                                          9,046.43
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,523,239.19

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,523,239.19
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,397,077.23
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,397,077.23

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          70,417,913.69
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 17/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 390,232.61


           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,523,239.19
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                126,161.96

           Class B Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                           3,706,205.98
                    Multiplied by Certificate Pass-Through Rate                                               10.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 17/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         30,885.05


Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
Interest on Class B Principal Carryover Shortfall                                                               0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
Interest on Class A Principal Carryover Shortfall                                                               0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00



Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                  4,941.61       3,126,930.94         4,941.61     3,126,930.94
         Servicing Fee (2.0%)                                       123,540.20       3,121,989.33       123,540.20             0.00
         Additional Servicing Fee Amounts                            20,618.47       2,998,449.13        20,618.47             0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection                         0.00       2,977,830.66             0.00
          Periods
         Unpaid Servicing Fee from prior Collection                       0.00       2,977,830.66             0.00
          Periods
(ii)     Transition Expenses to Standby Servicer                          0.00       2,977,830.66             0.00
(iii)    Trustee Fee                                                    926.55       2,977,830.66           926.55
         Trustee's out-of-pocket expenses                                 0.00       2,976,904.11             0.00
         Unpaid Trustee Fee from prior Collection Periods                 0.00       2,976,904.11             0.00
         Unpaid Trustee's out-of-pocket expenses                          0.00       2,976,904.11             0.00
          from prior Collection Periods
(iv)     Collateral Agent Fee                                           926.55       2,976,904.11           926.55
         Collateral Agent Expenses                                        0.00       2,975,977.56             0.00
         Unpaid Collateral Agent  Fee from prior                          0.00       2,975,977.56             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                      0.00       2,975,977.56             0.00
          Collection Periods
(v)      Class A Interest Distributable Amount                      390,232.61       2,975,977.56       390,232.61
         Class A Interest Carryover Shortfall                             0.00       2,585,744.95             0.00
(vi)     Class B Coupon Interest                                     30,885.05       2,585,744.95        30,885.05
         Class B Carryover Interest                                       0.00       2,554,859.90             0.00
(vii)    Class A Principal Distributable Amount                   2,397,077.23       2,554,859.90     2,397,077.23       729,853.71
         Class A Principal Carryover Shortfall                            0.00         157,782.67             0.00       729,853.71
(viii)   Certificate Insurer Premium                                 19,839.41         157,782.67        19,839.41
         Certificate Insurer Premium Supplement                           0.00         137,943.26             0.00
         Other Reimbursement Obligations to                               0.00         137,943.26             0.00
          Certificate Insurer
(ix)     Transition Expenses to successor Servicer                        0.00         137,943.26             0.00
(x)      Class B Principal Distributable Amount - Unadjusted        126,161.96         137,943.26       126,161.96
         Current Month Class B Principal Carryover Shortfall              0.00          11,781.30             0.00
         Class B Principal Carryover Shortfall - Previous Month(s)        0.00          11,781.30             0.00
         Adjusted Class B Principal Distributable Amount            126,161.96          11,781.30        11,781.30
(xi)     Remaining amounts to Collateral Agent for deposit           11,781.30               0.00             0.00
          in Spread Account                                                                  0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               70,417,913.69
                    Class A Principal Distributions                                                     2,397,077.23
           Class A End of Period Principal Balance                                                     68,020,836.46

           Class B Beginning of Period Principal Balance                                                3,706,205.98
                    Class B Principal Distributable Amount                                                126,161.96
           Class B End of Period Principal Balance                                                      3,580,044.02

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,126,930.94
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   541,185.99
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,585,744.95

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,585,744.95
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                30,885.05
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,554,859.90

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,554,859.90
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,397,077.23
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         157,782.67

Other Deficiencies - Insurance
     (i)   Amounts available to make payments for insurance                                               157,782.67
           Certificate Insurer Premium                                                                     19,839.41
           Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Amount Remaining for Further Distribution/(Deficiency)                                         137,943.26

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      137,943.26
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         126,161.96
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                          11,781.30


Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              5,965,000.00
                                  Purchased receivables more than 30 days delinquent                        9,046.43
                                                                                                  -------------------
                                  Total                                                                 5,974,046.43

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                    85,370,179.54
                    Delinquency Ratio                                                                          7.00%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.00%
                           Delinquency Ratio for second preceding Determination Date                           7.26%
                           Delinquency Ratio for third preceding Determination Date                            7.48%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  7.25%           7.25%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 5,774,331.00
                                  Current Period Defaulted Receivables                                    790,814.10
                                                                                                  -------------------
                                  Total                                                                 6,565,145.10

                                  Cumulative Defaulted Receivables                                      6,565,145.10
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Default Ratio                                                                   7.38%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,010,415.57

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (308,274.30)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  702,141.27
                                  Cumulative Previous Net Losses                                        1,412,216.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 2,114,357.27
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Net Loss Ratio                                                                  2.38%

Additional Pool Information:
           Weighted Average Original Term                                                                      54.67
           Weighted Average Remaining Term                                                                     44.85
           Weighted Average Annual Percentage Rate                                                            20.24%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       7,160,088.05
                           15% of Outstanding Certificate Balance                                                      10,740,132.07
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          7,160,088.05

           Spread Account Floor
                           3.5% of the Initial Certificate Balance                                                      3,111,526.26
                           Outstanding Certificate Balance                                                             71,600,880.48
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        3,111,526.26

           Required Spread Account Amount                                                               7,160,088.05
           Beginning of Period Spread Account Balance                                                   7,412,411.97
           Spread Account Deposit (Withdrawal) from Current Distributions                                  11,781.30
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (264,105.22)
           Earnings on Spread Account Balance                                                              31,505.74
           Amount of Spread Account deposit (withdrawal)                                                 (295,610.96)
           Ending Spread Account Balance                                                                7,160,088.05


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


Current month excess servicing fee                                         #REF!

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-2
                         6.70% Asset-Backed Certificates
                    11.30% Class B Asset-Backed Certificates

Distribution Date                                                        4/15/97
Collection Period                                                           3/97

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,468,645.31

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $445,502.76

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,023,142.55

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $28.21

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $5.09

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $23.12

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $146,027.00

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $39,545.81

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $106,481.19

           (j)      Scheduled Payments due in such Collection Period                                   $2,550,721.49

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,617,860.41

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $83,991,093.14

           (b)      The Certificates  Balance as of the close of business on the last day set forth above, after giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $77,768,395.92

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.8885498

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $152,955.61

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $5,599.41

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.75

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $32,570.26

           (b)      Distributions (to) from Collection Account                                             $1,682.45
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $198.14

           (d)      Ending Payahead Account Balance                                                       $34,450.85

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $8,186,146.94
                           Spread Account Balance                                                      $7,801,088.40

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $449,868.96

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $22,682.45

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $456,700.20

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                234
                           Aggregate Gross Amount                                                      $3,329,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                212
                           Aggregate Gross Amount                                                      $2,989,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.35%

           (b)      Average Delinquency Ratio                                                                  6.36%

           (c)      Cumulative Default Ratio                                                                   3.42%

           (d)      Cumulative Net Loss Ratio                                                                  0.67%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,284,504.57
     Lock Box NSF Items:                                                                                  (76,316.21)
     Transfers from (to) Payahead Account:                                                                 (1,682.45)
     Collection Account Interest                                                                           11,889.97
     Payahead Account Interest                                                                                198.14
     Total Collection Proceeds:                                                                         3,218,594.02
     For Distribution Date:                                                                                  4/15/97
     For Determination Date:                                                                                  4/8/97
     For Collection Period:                                                                                     3/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 83,991,093.14
                                  Principal portion of payments collected (non-prepayments)                             1,090,866.36
                                  Prepayments in full allocable to principal                                              452,367.00
                           Collections allocable to principal                                           1,543,233.36
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    129,690.18
                           Purchase Amounts allocable to principal                                              0.00
                    Total Principal                                                                     1,672,923.54

                    Realized Losses                                                                       456,700.20
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    81,861,469.40

           Interest
                           Collections allocable to interest                                            1,526,994.05
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                        6,588.32
                                                                                                  -------------------
                    Total Interest                                                                      1,533,582.37

     Certificate Information
           Beginning of Period Class A Principal Balance                                               79,791,538.47
           Beginning of Period Class B Principal Balance                                                4,199,554.67

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,351,219.44
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           12,970.45
           Aggregate Payahead Balance                                                                      34,252.71
           Aggregate Payahead Balance for preceding Distribution Date                                      32,570.26
           Interest Earned on Payahead Balances                                                               198.14
           Scheduled Payments due in Collection Period                                                  2,550,721.49
           Scheduled Payments collected in Collection Period                                            2,617,860.41
           Aggregate Amount of Realized Losses for preceding Distribution Date                            456,700.20

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              234     3,329,000.00
           60+ days delinquent                                                                                  212     2,989,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                        Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       6,318,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         835,805.67
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           6.47%
           Delinquency Ratio for third preceding Determination Date                                            6.27%

           Cumulative Defaults for preceding Determination Date                                         2,319,463.00

           Cumulative Net Losses for preceding Determination Date                                         165,033.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,070,227.41
                           Liquidation Proceeds                                                           129,690.18
                           Recoveries                                                                       6,588.32
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                     11,889.97
                           Investment earnings from Payahead Account                                          198.14
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,218,594.02

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,090,866.36
                           Prepayments in full allocable to principal                                     452,367.00
                           Principal Balance of Liquidated Receivables                                    586,390.38
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,129,623.74

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,129,623.74
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,023,142.55
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,023,142.55

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          79,791,538.47
                    Multiplied by Certificate Pass-Through Rate                                                6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 19/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 445,502.76

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,129,623.74
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                106,481.19

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,199,554.67
                    Multiplied by Certificate Pass-Through Rate                                               11.30%
                    Multiplied by 30/360, or for the first Distribution Date                               0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         39,545.81

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,218,594.02
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,468,645.31
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                39,545.81
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                106,481.19
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,049.89
                    Standby Servicer distributions                                                          5,599.41
                    Servicer distributions                                                                152,955.61
                    Collateral Agent distributions                                                          1,049.89
                    Reimbursement Obligations                                                              22,682.45
                                                                                                  -------------------
                                                                                                          420,584.46

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Principal Shortfall                                                           0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                              Use          Source    act distributed     Source
                                                                              ---          ------    ---------------     ------

(i)      Standby Fee                                                         5,599.41        0.00        0.00          106,481.19
         Servicing Fee (2.0%)                                              139,985.16        0.00        0.00                0.00
         Additional Servicing Fee Amounts                                   12,970.45        0.00        0.00                0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                        0.00        0.00        0.00
         Unpaid Servicing Fee from prior Collection Periods                      0.00        0.00        0.00
(ii)     Transition Expenses to Standby Servicer                                 0.00        0.00        0.00
(iii)    Trustee Fee                                                         1,049.89        0.00        0.00
         Trustee's out-of-pocket expenses                                        0.00        0.00        0.00
         Unpaid Trustee Fee from prior Collection Periods                        0.00        0.00        0.00
         Unpaid Trustee's out-of-pocket expenses from prior                      0.00        0.00        0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                1,049.89        0.00        0.00
         Collateral Agent Expenses                                               0.00        0.00        0.00
         Unpaid Collateral Agent  Fee from prior                                 0.00        0.00        0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                             0.00        0.00        0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month             445,502.76        0.00        0.00
         Prior Month(s) Class A Carryover Shortfall                              0.00        0.00        0.00
         Class A Interest Carryover Shortfall                                    0.00        0.00        0.00
         Interest on Interest Carryover from Prior Months                        0.00        0.00        0.00       106,481.19
         Current Month Class A Interest Carryover Shortfall                      0.00        0.00        0.00       106,481.19
         Class A Interest Distributable Amount                             445,502.76        0.00        0.00
(viii)(A)Class B Coupon Interest - Unadjusted                               39,545.81        0.00        0.00
         Class B Interest Carryover Shortfall -                                  0.00        0.00        0.00
          Previous Month(s)
         Interest on B Interest Shortfall -                                      0.00        0.00        0.00
          Previous Month(s)
         Interest on Interest Carryover from Prior Months                        0.00        0.00        0.00
         Current Month Class B Interest Shortfall                                0.00        0.00        0.00
         Adjusted Class B Interest Distributable Amount                     39,545.81        0.00        0.00
(v)(B)   Class A Principal Distributable Amount -                        2,023,142.55        0.00        0.00
          Current Month
         Class A Principal Carryover Shortfall -                                 0.00        0.00        0.00
          Previous Month(s)
         Interest on Interest Carryover from Prior Months                        0.00        0.00        0.00
         Current Month Class A Principal Shortfall                               0.00        0.00        0.00
         Class A Principal Distribution Amount                           2,023,142.55        0.00        0.00
(vi)     Certificate Insurer Premium                                        22,682.45        0.00        0.00
         Certificate Insurer Premium Supplement                                  0.00        0.00        0.00
         Other Reimbursement Obligations to Certificate                          0.00        0.00        0.00
          Insurer
(vii)    Transition Expenses to successor Servicer                               0.00        0.00        0.00
         Class B Principal Distributable Amount -                          106,481.19        0.00        0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall -                                 0.00        0.00        0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                               0.00        0.00        0.00
         Adjusted Class B Principal Distributable Amount                   106,481.19        0.00        0.00
         Excess Interest Amount for Deposit in Spread Account              420,584.46        0.00        0.00
                                                                                             0.00        0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               79,791,538.47
                    Class A Principal Distributions                                                     2,023,142.55
           Class A End of Period Principal Balance                                                     77,768,395.92

           Class B Beginning of Period Principal Balance                                                4,199,554.67
                    Class B Principal Distributable Amount                                                106,481.19
           Class B End of Period Principal Balance                                                      4,093,073.48


Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,218,594.02
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   606,157.56
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,612,436.46

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,612,436.46
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                39,545.81
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,572,890.65

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,572,890.65
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,023,142.55
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         549,748.10

Other Deficiencies - Insurance
     (i)   Amounts available to make payments for insurance                                               549,748.10
           Certificate Insurer Premium                                                                     22,682.45
           Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Amount Remaining for Further Distribution/(Deficiency)                                         527,065.65

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and
     (x) 527,065.65 (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)
     106,481.19 (iii) Prior month(s) carryover shortfalls 0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         420,584.46


Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              6,318,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 6,318,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   99,565,520.41
                    Delinquency Ratio                                                                          6.35%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.35%
                           Delinquency Ratio for second preceding Determination Date                           6.47%
                           Delinquency Ratio for third preceding Determination Date                            6.27%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.36%           6.36%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 2,319,463.00
                                  Current Period Defaulted Receivables                                    835,805.67
                                                                                                  -------------------
                                  Total                                                                 3,155,268.67

                                  Cumulative Defaulted Receivables                                      3,155,268.67
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Default Ratio                                                                   3.42%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         586,390.38

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (136,278.50)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  450,111.88
                                  Cumulative Previous Net Losses                                          165,033.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                   615,144.88
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Net Loss Ratio                                                                  0.67%

Additional Pool Information:
           Weighted Average Original Term                                                                      55.54
           Weighted Average Remaining Term                                                                     48.74
           Weighted Average Annual Percentage Rate                                                            20.50%

     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       8,186,146.94
                           15% of Outstanding Certificate Balance                                                      12,279,220.41
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          8,186,146.94

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,763,878.99
                           Outstanding Certificate Balance                                                             81,861,469.40
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,763,878.99

           Required Spread Account Amount                                                               8,186,146.94
           Beginning of Period Spread Account Balance                                                   7,351,219.44
           Spread Account Deposit (Withdrawal) from Current Distributions                                 420,584.46
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                 414,343.04
           Earnings on Spread Account Balance                                                              29,284.50
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Ending Spread Account Balance                                                                7,801,088.40


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


Current month excess servicing fee                                         #REF!

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-3
                         6.30% Asset-Backed Certificates
                    10.15% Class B Asset-Backed Certificates

Distribution Date                                                        4/15/97
Collection Period                                                           3/97

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $1,983,679.81

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $448,358.60

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,535,321.21

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $22.49

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $5.08

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $17.40

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $118,825.09

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $38,018.71

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $80,806.38

           (j)      Scheduled Payments due in such Collection Period                                   $2,630,719.27

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,596,964.93

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $89,896,460.51

           (b)      The Certificates  Balance as of the close of business on the last day set forth above, after giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $83,866,316.26

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9507044

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $164,813.71

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $8,989.65

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.87

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.10

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  7
                           Aggregate Purchase Amount                                                     $124,921.37

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $31,172.28

           (b)      Distributions (to) from Collection Account                                             $6,623.51
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $202.54

           (d)      Ending Payahead Account Balance                                                       $37,998.33

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $8,828,033.29
                           Spread Account Balance                                                      $6,116,086.24

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $797,552.53

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $24,461.01

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                          $0.00

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                210
                           Aggregate Gross Amount                                                      $2,988,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                144
                           Aggregate Gross Amount                                                      $2,037,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          4.76%

           (b)      Average Delinquency Ratio                                                                  3.91%

           (c)      Cumulative Default Ratio                                                                   0.96%

           (d)      Cumulative Net Loss Ratio                                                                  0.00%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-3
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,158,484.14
     Lock Box NSF Items:                                                                                  (82,951.33)
     Transfers from (to) Payahead Account:                                                                 (6,623.51)
     Collection Account Interest                                                                           11,098.61
     Payahead Account Interest                                                                                202.54
     Total Collection Proceeds:                                                                         3,080,210.45
     For Distribution Date:                                                                                  4/15/97
     For Determination Date:                                                                                  4/8/97
     For Collection Period:                                                                                     3/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 89,896,460.51
                                  Principal portion of payments collected (non-prepayments)                             1,144,183.22
                                  Prepayments in full allocable to principal                                              347,023.00
                           Collections allocable to principal                                           1,491,206.22
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                          0.00
                           Purchase Amounts allocable to principal                                        124,921.37
                    Total Principal                                                                     1,616,127.59

                    Realized Losses                                                                             0.00
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    88,280,332.92

           Interest
                           Collections allocable to interest                                            1,452,781.71
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                            0.00
                                                                                                  -------------------
                    Total Interest                                                                      1,452,781.71

     Certificate Information
           Beginning of Period Class A Principal Balance                                               85,401,637.47
           Beginning of Period Class B Principal Balance                                                4,494,823.04

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   5,318,533.71
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           14,986.28
           Aggregate Payahead Balance                                                                      37,795.79
           Aggregate Payahead Balance for preceding Distribution Date                                      31,172.28
           Interest Earned on Payahead Balances                                                               202.54
           Scheduled Payments due in Collection Period                                                  2,630,719.27
           Scheduled Payments collected in Collection Period                                            2,596,964.93
           Aggregate Amount of Realized Losses for preceding Distribution Date                                  0.00

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                               210    2,988,000.00
           60+ days delinquent                                                                                   144    2,037,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                        Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                   7      124,921.37

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       5,025,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                         124,921.37
                    Receivables  as of  the close of business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         595,056.58
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           3.96%
           Delinquency Ratio for third preceding Determination Date                                            3.01%

           Cumulative Defaults for preceding Determination Date                                           293,190.00

           Cumulative Net Losses for preceding Determination Date                                             663.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,943,987.93
                           Liquidation Proceeds                                                                 0.00
                           Recoveries                                                                           0.00
                           Purchase Amounts                                                               124,921.37
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                     11,098.61
                           Investment earnings from Payahead Account                                          202.54
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,080,210.45

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,144,183.22
                           Prepayments in full allocable to principal                                     347,023.00
                           Principal Balance of Liquidated Receivables                                          0.00
                           Purchase Amounts allocable to principal                                        124,921.37
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,616,127.59

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,616,127.59
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,535,321.21
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,535,321.21

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          85,401,637.47
                    Multiplied by Certificate Pass-Through Rate                                                6.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 448,358.60

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,616,127.59
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 80,806.38

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,494,823.04
                    Multiplied by Certificate Pass-Through Rate                                               10.15%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         38,018.71

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,080,210.45
                    minus
                    Class A Principal and Interest Distributable Amount                                 1,983,679.81
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                38,018.71
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 80,806.38
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,123.71
                    Standby Servicer distributions                                                          8,989.65
                    Servicer distributions                                                                164,813.71
                    Collateral Agent distributions                                                          1,123.71
                    Reimbursement Obligations                                                              24,461.01
                                                                                                  -------------------
                                                                                                          777,193.76

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                         Use          Source         act distributed       Source
                                                                         ---          ------         ---------------       ------

(i)      Standby Fee                                                  8,989.65      3,080,210.45         8,989.65      3,080,210.45
         Servicing Fee (2.0%)                                       149,827.43      3,071,220.80       149,827.43              0.00
         Additional Servicing Fee Amounts                            14,986.28      2,921,393.37        14,986.28              0.00
           (late fees,prepayment charges, etc.
         Unpaid Standby Fee from prior Collection Periods                 0.00      2,906,407.09             0.00
         Unpaid Servicing Fee from prior Collection Periods               0.00      2,906,407.09             0.00
(ii)     Transition Expenses to Standby Servicer                          0.00      2,906,407.09             0.00
(iii)    Trustee Fee                                                  1,123.71      2,906,407.09         1,123.71
         Trustee's out-of-pocket expenses                                 0.00      2,905,283.38             0.00
         Unpaid Trustee Fee from prior Collection Periods                 0.00      2,905,283.38             0.00
         Unpaid Trustee's out-of-pocket expenses from prior               0.00      2,905,283.38             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                         1,123.71      2,905,283.38         1,123.71
         Collateral Agent Expenses                                        0.00      2,904,159.67             0.00
         Unpaid Collateral Agent  Fee from prior                          0.00      2,904,159.67             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                      0.00      2,904,159.67             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount -                    448,358.60      2,904,159.67       448,358.60
          Current Month
         Prior Month(s) Class A Carryover Shortfall                       0.00      2,455,801.07             0.00
         Class A Interest Carryover Shortfall                             0.00      2,455,801.07             0.00
         Interest on Interest Carryover from Prior Months                 0.00      2,455,801.07             0.00
         Current Month Class A Interest Carryover Shortfall               0.00      2,455,801.07             0.00
         Class A Interest Distributable Amount                      448,358.60      2,455,801.07       448,358.60
(viii)(A)Class B Coupon Interest - Unadjusted                        38,018.71      2,007,442.47        38,018.71
         Class B Interest Carryover Shortfall -                           0.00      1,969,423.76             0.00
          Previous Month(s)
         Interest on B Interest Shortfall -                               0.00      1,969,423.76             0.00
          Previous Month(s)
         Interest on Interest Carryover from Prior Months                 0.00      1,969,423.76             0.00
         Current Month Class B Interest Shortfall                         0.00      1,969,423.76             0.00
         Adjusted Class B Interest Distributable Amount              38,018.71      1,969,423.76        38,018.71
(v)(B)   Class A Principal Distributable Amount -                 1,535,321.21      1,931,405.05     1,535,321.21   1,544,889.24
          Current Month
         Class A Principal Carryover Shortfall -                          0.00        396,083.84             0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                        0.00        396,083.84             0.00
         Withdrawl from Spread Account to Cover Shortfall                 0.00
         Class A Principal Distribution Amount                    1,535,321.21        396,083.84       396,083.84       9,568.03
(vi)     Certificate Insurer Premium                                 24,461.01              0.00             0.00
         Certificate Insurer Premium Supplement                           0.00              0.00             0.00
         Other Reimbursement Obligations to Certificate                   0.00              0.00             0.00
          Insurer
(vii)    Transition Expenses to successor Servicer                        0.00              0.00             0.00
         Class B Principal Distributable Amount -                    80,806.38              0.00             0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall -                          0.00              0.00             0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                        0.00              0.00             0.00
         Adjusted Class B Principal Distributable Amount             80,806.38              0.00             0.00
         Excess Interest Amount for Deposit in Spread               777,193.76              0.00             0.00
          Account                                                                                    0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               85,401,637.47
                    Class A Principal Distributions                                                     1,535,321.21
           Class A End of Period Principal Balance                                                     83,866,316.26

           Class B Beginning of Period Principal Balance                                                4,494,823.04
                    Class B Principal Distributable Amount                                                 80,806.38
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,414,016.66
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,414,016.66

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,080,210.45
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   624,409.38
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,455,801.07

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,455,801.07
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                38,018.71
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,417,782.36

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,417,782.36
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                1,535,321.21
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         882,461.15

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    882,461.15
     (vi)  Certificate Insurer Premium                                                                     24,461.01
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount  0.00  Withdrawl  from  Spread  Account  to  Cover
           Deficiency 0.00 If (i) is less than (ii), there is a Deficiency Claim
           Amount  NO Amount  Remaining  for  Further  Distribution/(Deficiency)
           858,000.14

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      858,000.14
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          80,806.38
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                777,193.76
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                              777,193.76

Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              5,025,000.00
                                  Purchased receivables more than 30 days delinquent                      124,921.37
                                                                                                  -------------------
                                  Total                                                                 5,149,921.37

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   108,086,074.51
                    Delinquency Ratio                                                                          4.76%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                4.76%
                           Delinquency Ratio for second preceding Determination Date                           3.96%
                           Delinquency Ratio for third preceding Determination Date                            3.01%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  3.91%          3.91%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                   293,190.00
                                  Current Period Defaulted Receivables                                    595,056.58
                                                                                                  -------------------
                                  Total                                                                   888,246.58

                                  Cumulative Defaulted Receivables                                        888,246.58
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Default Ratio                                                                   0.96%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                               0.00

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                                      0.00
                                                                                                  -------------------
                                  Net Liquidation Losses                                                        0.00
                                  Cumulative Previous Net Losses                                              663.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                       663.00
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Net Loss Ratio                                                                  0.00%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.03
           Weighted Average Remaining Term                                                                     51.86
           Weighted Average Annual Percentage Rate                                                            20.57%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       8,828,033.29
                           15% of Outstanding Certificate Balance                                                      13,242,049.94
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          8,828,033.29

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,785,734.33
                           Outstanding Certificate Balance                                                             88,280,332.92
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,785,734.33

           Required Spread Account Amount                                                               8,828,033.29
           Beginning of Period Spread Account Balance                                                   5,318,533.71
           Spread Account Deposit (Withdrawal) from Current Distributions                                 777,193.76
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               2,732,305.82
           Earnings on Spread Account Balance                                                              20,358.77
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                6,116,086.24


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.



                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


Current month excess servicing fee                                         #REF!

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-1
                         6.55% Asset-Backed Certificates
                    11.66% Class B Asset-Backed Certificates

Distribution Date                                                        4/15/97
Collection Period                                                           3/97

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $1,356,961.82

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $512,921.24

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                  $844,040.58

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $13.96

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $5.28

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                              $8.68

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                           $92,479.93

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $48,056.74

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $44,423.19

           (j)      Scheduled Payments due in such Collection Period                                   $2,924,439.43

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,682,868.65

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                              $102,327,009.71

           (b)      The Certificates  Balance as of the close of business on the last day set forth above, after giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $96,366,618.64

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9913174

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $168,090.52

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $9,891.61

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.73

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.10

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  7
                           Aggregate Purchase Amount                                                      $97,840.42

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                                    $0.00

           (b)      Distributions (to) from Collection Account                                            $48,318.64
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                      $95.43

           (d)      Ending Payahead Account Balance                                                       $48,414.07

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                           $10,143,854.59
                           Spread Account Balance                                                      $3,867,014.10

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $285,568.76

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $27,170.03

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                          $0.00

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                100
                           Aggregate Gross Amount                                                      $1,555,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                  1
                           Aggregate Gross Amount                                                          $1,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          1.34%

           (b)      Average Delinquency Ratio                                                                  1.34%

           (c)      Cumulative Default Ratio                                                                   0.02%

           (d)      Cumulative Net Loss Ratio                                                                  0.00%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         1,990,153.42
     Lock Box NSF Items:                                                                                   (7,883.71)
     Transfers from (to) Payahead Account:                                                                (48,318.64)
     Collection Account Interest                                                                            1,739.38
     Payahead Account Interest                                                                                 95.43
     Total Collection Proceeds:                                                                         1,935,785.88
     For Distribution Date:                                                                                  4/15/97
     For Determination Date:                                                                                  4/8/97
     For Collection Period:                                                                                     3/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                102,327,009.71
                                  Principal portion of payments collected (non-prepayments)                               637,381.35
                                  Prepayments in full allocable to principal                                              153,242.00
                           Collections allocable to principal                                             790,623.35
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                          0.00
                           Purchase Amounts allocable to principal                                         97,840.42
                    Total Principal                                                                       888,463.77

                    Realized Losses                                                                             0.00
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                   101,438,545.94

           Interest
                           Collections allocable to interest                                            1,045,487.30
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                            0.00
                                                                                                  -------------------
                    Total Interest                                                                      1,045,487.30

     Certificate Information
           Beginning of Period Class A Principal Balance                                               97,210,659.22
           Beginning of Period Class B Principal Balance                                                5,116,350.49

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   3,581,445.34
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                            3,230.34
           Aggregate Payahead Balance                                                                      48,318.64
           Aggregate Payahead Balance for preceding Distribution Date                                           0.00
           Interest Earned on Payahead Balances                                                                95.43
           Scheduled Payments due in Collection Period                                                  2,924,439.43
           Scheduled Payments collected in Collection Period                                            1,682,868.65
           Aggregate Amount of Realized Losses for preceding Distribution Date                                  0.00

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                               100    1,555,000.00
           60+ days delinquent                                                                                     1        1,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                        Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                   7       97,840.42

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       1,556,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                          97,840.42
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                          21,200.24
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           0.00%
           Delinquency Ratio for third preceding Determination Date                                            0.00%

           Cumulative Defaults for preceding Determination Date                                                 0.00

           Cumulative Net Losses for preceding Determination Date                                               0.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             1,836,110.65
                           Liquidation Proceeds                                                                 0.00
                           Recoveries                                                                           0.00
                           Purchase Amounts                                                                97,840.42
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                      1,739.38
                           Investment earnings from Payahead Account                                           95.43
                                                                                                  -------------------
           Total Distribution Amount                                                                    1,935,785.88

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      637,381.35
                           Prepayments in full allocable to principal                                     153,242.00
                           Principal Balance of Liquidated Receivables                                          0.00
                           Purchase Amounts allocable to principal                                         97,840.42
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                        888,463.77

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                        888,463.77
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                          844,040.58
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                                844,040.58

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          97,210,659.22
                    Multiplied by Certificate Pass-Through Rate                                                6.55%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0805556
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 512,921.24

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                        888,463.77
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 44,423.19

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           5,116,350.49
                    Multiplied by Certificate Pass-Through Rate                                               11.66%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0805556
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         48,056.74

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           1,935,785.88
                    minus
                    Class A Principal and Interest Distributable Amount                                 1,356,961.82
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                48,056.74
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 44,423.19
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,236.45
                    Standby Servicer distributions                                                          9,891.61
                    Servicer distributions                                                                168,090.52
                    Collateral Agent distributions                                                          1,236.45
                    Reimbursement Obligations                                                              27,170.03
                                                                                                  -------------------
                                                                                                          278,719.07

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                         Use          Source         act distributed     Source
                                                                         ---          ------         ---------------     ------

(i)      Standby Fee                                                  9,891.61      1,935,785.88         9,891.61   1,935,785.88
         Servicing Fee (2.0%)                                       164,860.18      1,925,894.27       164,860.18           0.00
         Additional Servicing Fee Amounts                             3,230.34      1,761,034.09         3,230.34           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                 0.00      1,757,803.75             0.00
         Unpaid Servicing Fee from prior Collection Periods               0.00      1,757,803.75             0.00
(ii)     Transition Expenses to Standby Servicer                          0.00      1,757,803.75             0.00
(iii)    Trustee Fee                                                  1,236.45      1,757,803.75         1,236.45
         Trustee's out-of-pocket expenses                                 0.00      1,756,567.30             0.00
         Unpaid Trustee Fee from prior Collection Periods                 0.00      1,756,567.30             0.00
         Unpaid Trustee's out-of-pocket expenses from prior               0.00      1,756,567.30             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                         1,236.45      1,756,567.30         1,236.45
         Collateral Agent Expenses                                        0.00      1,755,330.85             0.00
         Unpaid Collateral Agent  Fee from prior                          0.00      1,755,330.85             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                      0.00      1,755,330.85             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount -                    512,921.24      1,755,330.85       512,921.24
          Current Month
         Prior Month(s) Class A Carryover Shortfall                       0.00      1,242,409.61             0.00
         Class A Interest Carryover Shortfall                             0.00      1,242,409.61             0.00
         Interest on Interest Carryover from                              0.00      1,242,409.61             0.00
          Prior Months
         Current Month Class A Interest Carryover                         0.00      1,242,409.61             0.00
          Shortfall
         Class A Interest Distributable Amount                      512,921.24      1,242,409.61       512,921.24
(viii)(A)Class B Coupon Interest - Unadjusted                        48,056.74        729,488.37        48,056.74
         Class B Interest Carryover Shortfall -                           0.00        681,431.63             0.00
          Previous Month(s)
         Interest on B Interest Shortfall -                               0.00        681,431.63             0.00
          Previous Month(s)
         Interest on Interest Carryover from                              0.00        681,431.63             0.00
          Prior Months
         Current Month Class B Interest Shortfall                         0.00        681,431.63             0.00
         Adjusted Class B Interest Distributable Amount              48,056.74        681,431.63        48,056.74
(v)(B)   Class A Principal Distributable Amount -                   844,040.58        633,374.89       633,374.89   1,091,745.30
          Current Month
         Class A Principal Carryover Shortfall -                          0.00              0.00             0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                        0.00              0.00             0.00
         Withdrawl from Spread Account to Cover Shortfall                 0.00
         Class A Principal Distribution Amount                      844,040.58              0.00             0.00     247,704.72
(vi)     Certificate Insurer Premium                                 27,170.03              0.00             0.00
         Certificate Insurer Premium Supplement                           0.00              0.00             0.00
         Other Reimbursement Obligations to Certificate                   0.00              0.00             0.00
          Insurer
(vii)    Transition Expenses to successor Servicer                        0.00              0.00             0.00
         Class B Principal Distributable Amount - Current            44,423.19              0.00             0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall -                          0.00              0.00             0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                        0.00              0.00             0.00
         Adjusted Class B Principal Distributable Amount             44,423.19              0.00             0.00
         Excess Interest Amount for Deposit in Spread Account       278,719.07              0.00             0.00
                                                                                                       0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               97,210,659.22
                    Class A Principal Distributions                                                       844,040.58
           Class A End of Period Principal Balance                                                     96,366,618.64

           Class B Beginning of Period Principal Balance                                                5,116,350.49
                    Class B Principal Distributable Amount                                                 44,423.19
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  5,071,927.30
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   5,071,927.30

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          1,935,785.88
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   693,376.27
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       1,242,409.61

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    1,242,409.61
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                48,056.74
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       1,194,352.87

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  1,194,352.87
     (ii) Current  distribution  amounts payable pursuant to Section  4.6(c) (i) and (v)B                844,040.58
     (iii)  Prior  month(s)  carryover shortfalls                                                              0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                   0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                      NO
           Amount Remaining for Further Distribution/(Deficiency)                                        350,312.29

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    350,312.29
     (vi)  Certificate Insurer Premium                                                                     27,170.03
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     323,142.26

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      323,142.26
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          44,423.19
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                278,719.07
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                              278,719.07

Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              1,556,000.00
                                  Purchased receivables more than 30 days delinquent                       97,840.42
                                                                                                  -------------------
                                  Total                                                                 1,653,840.42

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  123,755,973.15

                    Delinquency Ratio                                                                          1.34%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                1.34%
                           Delinquency Ratio for second preceding Determination Date                           0.00%
                           Delinquency Ratio for third preceding Determination Date                            0.00%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  1.34%           0.45%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                         0.00
                                  Current Period Defaulted Receivables                                     21,200.24
                                                                                                  -------------------
                                  Total                                                                    21,200.24

                                  Cumulative Defaulted Receivables                                         21,200.24
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Default Ratio                                                                   0.02%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                               0.00

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                                      0.00
                                                                                                  -------------------
                                  Net Liquidation Losses                                                        0.00
                                  Cumulative Previous Net Losses                                                0.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                         0.00
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Net Loss Ratio                                                                  0.00%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     54.62
           Weighted Average Annual Percentage Rate                                                            20.59%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      10,143,854.59
                           15% of Outstanding Certificate Balance                                                      15,215,781.89
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                         10,143,854.59

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        3,069,810.29
                           Outstanding Certificate Balance                                                            101,438,545.94
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        3,069,810.29

           Required Spread Account Amount                                                              10,143,854.59
           Beginning of Period Spread Account Balance                                                   3,581,445.34
           Spread Account Deposit (Withdrawal) from Current Distributions                                 278,719.07
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               6,283,690.18
           Earnings on Spread Account Balance                                                               6,849.69
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                3,867,014.10


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


Current month excess servicing fee                                         #REF!